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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 14, 1999


                                BLAIR CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                              001-00878                             25-0691670
          --------                              ---------                             ----------
(STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NO.)           (I.R.S. EMPLOYER IDENTIFICATION
        INCORPORATION)                                                                 NO.)

220 HICKORY STREET, WARREN, PENNSYLVANIA                             16366-0001
----------------------------------------                             ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (814) 723-3600



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.           OTHER EVENTS.

                  On April 14, 1999, the Registrant announced that, at the request of the executors of the Estate of John L. Blair, the Registrant had repurchased 100,000 shares of the Common Stock of the Registrant, at a negotiated purchase price not in excess of the market price of the shares on the date of the transaction. This repurchase is in addition to the Registrant's repurchase of 500,000 shares of its Common Stock from the Estate of John L. Blair in January, 1999. A press release regarding the announcement is attached as Exhibit 99.


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ITEM 7.           FINAL STATEMENTS, PRO FORMA FINAL INFORMATION AND EXHIBITS.

                  (c) Exhibits

                           Exhibit 99.  Press Release



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  April 14, 1999                Blair Corporation

                                       By:  /s/ Kent R. Sivillo
                                            -----------------------------------
                                            Kent R. Sivillo, Vice President and
                                              Treasurer (Principal Financial and
                                              Accounting Officer)






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